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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 14, 2005

                                 LIFEPOINT, INC.
                                 ---------------

             (Exact name of registrant as specified in its charter)

DELAWARE                                             #33-0539168
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(State or other jurisdiction of                      (I.R.S. Employer
incorporation or organization)                       Identification Number)

1205 S. Dupont Street, Ontario, California                             91761
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(Address of Principal Executive Offices)                             (Zip Code)

(909) 418-3000
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Registrant's Telephone Number, Including Area Code


ITEM 2.02         RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 14, 2005, LifePoint, Inc. (the "Company") announced via press release its results for the third quarter ended December 31, 2004. A copy of the Company's press release is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS

         (c)      EXHIBITS

         99.1 Copy of Press Release furnished by LifePoint, Inc. dated February 14, 2005, relating to the Company's results for the third quarter ended December 31, 2004.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned therein to be duly authorized.

                                            LIFEPOINT, INC.
                                            (Registrant)

Date:    February 14, 2005                  By /s/ Craig S. Montesanti
                                               ----------------------------
                                                   Craig S. Montesanti
                                                   Chief Accounting Officer